                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 BIOMERICA, INC.
                                 ---------------
                (Name of Registrant as specified in Its Charter)


                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee Computed on Table below per Exchange Act Rules 14a-6(i)(4) and 0- 11.

         (1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

         (2) Aggregate number of securities to which transactions applies:

             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

         (5) Total fee paid:

             -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
                                    --------------------------------------------
         (2) Form, schedule or registration statement no.:
                                                           ---------------------
         (3) Filing party:
                           -----------------------------------------------------
         (4) Date filed:
                         -------------------------------------------------------

                                 BIOMERICA, INC.
                              1533 MONROVIA AVENUE
                         NEWPORT BEACH, CALIFORNIA 92663

                         -------------------------------

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 22, 2005

                         -------------------------------

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of BIOMERICA, INC., a Delaware corporation (herein called the "Company"), will be held at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 on November 22, 2005 at 10:00 a.m.

         At the meeting, you will be asked to consider and vote upon the following matters:

         1. The election of four directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election and

         2. Transaction of such other business which may properly come before the annual meeting and any adjournment thereof.

         In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on October 14, 2005, as the record date for the determination of the holders of the Company's common stock, $0.08 par value entitled to notice of and to vote at said Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.

                                     By Order of the Board of Directors,

                                     /S/ Zackary S. Irani
                                     -------------------------------------------
                                     ZACKARY S. IRANI, Chairman of the Board and
                                     Chief Executive Officer

Newport Beach, California
September 28, 2005

                                 BIOMERICA, INC.
                              1533 Monrovia Avenue
                             Newport Beach, CA 92663

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                         ------------------------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors of BIOMERICA, INC., a Delaware corporation (together with its subsidiaries, the "Company"), in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders to be held on November 22, 2005, at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 at 10:00 a.m., and at any and all adjournments thereof (the "Annual Meeting"). The Annual Meeting has been called for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, and the Annual Report of the Company for the year ended May 31, 2005, will be mailed on or about October 21, 2005, to each stockholder of record as of the close of business on October 14, 2005.

RECORD DATE AND OUTSTANDING SHARES

         The close of business on October 14, 2005, has been set as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of September 28, 2005, there was outstanding and entitled to vote an aggregate of approximately 5,753,931 shares of the Company's common stock, $0.08 par value per share (the "Common Stock"), held of record by approximately 950 stockholders. However, brokers and other institutions hold many shares on behalf of the Company's stockholders and the Company has been informed that there are approximately 1,978 beneficial owners.

QUORUM
         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock held of record on the Record Date is necessary to constitute a quorum for the purposes of electing directors and each other items of business. The holder of each share of Common Stock held of record on the Record Date is entitled to vote on each matter to be considered at the Annual Meeting.

VOTES REQUIRED

         Directors shall be elected by a plurality of the affirmative votes cast at the meeting of stockholders.

VOTING RIGHTS

         Holders of our Common Stock are entitled to one vote for each share held as of the Record Date.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

         If the stockholder or his, her or its broker marks "Abstain" on a duly submitted proxy card representing such stockholder's shares, or if the stockholders attend the Annual Meeting in person, but elect not to vote on a particular proposal or proposals, then such shares will be considered present at the meeting for purposes of determining the required quorums and will not be taken into account in determining the outcome of the election of directors.

         Brokers holding shares of record for customers generally are not entitled to vote on some matters unless they receive voting instructions from their customers. "Broker non-votes" are votes that could have been cast on the matter in question if the brokers had received their customers' instructions, and as to which the broker has notified the Company on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority. Shares represented by brokers' non-votes (i) will be considered present at the meeting for purposes of determining the required quorums and (ii) will not be taken into account in determining the outcome of the election of directors.

         All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate, for the proposal, affirmative and negative votes, abstentions and broker non-votes.

APPRAISAL RIGHTS

         Under Delaware law, stockholders are not entitled to any appraisal rights with respect to the approval of any of the proposals described in this Proxy Statement.

PERSONS MAKING THE SOLICITATION

         The Proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting. The solicitation of proxies is being made only by use of the mails and the cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock, $0.08 par value (the "Common Stock"), of record will be requested to forward proxy soliciting material to the beneficial owners of such shares. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

TERMS OF THE PROXY

         The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify whether the proxy shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

         If the Proxy is executed properly and is received by the proxy prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a stockholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as directors shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Ms. Janet Moore, Secretary, Biomerica, Inc., 1533 Monrovia Avenue, Newport Beach, California 92663, by attending the meeting and electing to vote in person, or by a duly executed Proxy bearing a later date.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 28, 2005 certain information as to shares of Common Stock owned by (i) each person known to beneficially own more than 5% of the outstanding Common Stock, (ii) each director, including nominees for director, and each named executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her. Unless otherwise indicated, the address of each named beneficial owner is the same as that of the Company's principal executive offices located at 1533 Monrovia Avenue, Newport Beach, California 92663.

                                                   SHARES            PERCENTAGE
NAME OF                                         BENEFICIALLY        BENEFICIALLY
BENEFICIAL OWNER (1)                                OWNED               OWNED
--------------------                                -----               -----

Janet Moore (2)                                     829,937             14.1%

Zackary Irani (3)                                   566,109              9.4%

Francis Capitanio (4)                                67,829              1.2%

Allen Barbieri (5)                                   86,084              1.5%

Francis R. Cano, Ph.D. (6)                           61,250              1.1%

Joseph L. Rink (7)                                  492,931              8.4%

All executive officers and directors
as a group (five persons) (8)                     2,104,140             32.3%

______________

(1) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the ownership of the directors and executive officers as a group, is based on 5,753,931 shares outstanding as of the date of the Proxy plus the shares the named person and group has a right to acquire within 60 days thereafter pursuant to options, warrants, conversion privileges or other rights and privileges.

(2) Includes 32,250 shares underlying options exercisable by Ms. Moore at or within 60 days after the date of the Proxy; 103,910 shares underlying warrants exercisable by The Janet Moore Trust of which Janet Moore is the sole trustee, at or within 60 days after the date of the Proxy; 607,527 shares owned by The Janet Moore Trust of which Janet Moore is the sole trustee and 8,250 shares owned by Ms. Moore's minor children.

(3) Includes 294,583 shares underlying options/warrants exercisable by Mr. Irani at or within 60 days after the date of the Proxy.

(4) Includes 61,250 shares underlying options exercisable by Mr. Capitanio at or within 60 days after the date of the Proxy.

(5) Includes 58,195 shares underlying options/warrants exercisable by Mr. Barbieri at or within 60 days after the date of the Proxy.

(6) Includes 61,250 shares underlying options exercisable by Dr. Cano at or within 60 days after the date of the Proxy.

(7) Includes 149,375 shares underlying options/warrants exercisable by Mr. Rink at or within 60 days after the date of the Proxy.

(8)    Includes all information set forth in footnotes (2) through (7), above.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

DIRECTORS

         The Company's Bylaws give the Board of Directors ("the Board") the power to set the number of directors at no less than three (3) or more than nine
(9). The size of the Company's Board is currently set at seven (7)and four (4) directors are to be elected at the Annual Meeting to be held on November 22, 2005. The directors so elected will serve until replaced by a vote of the stockholders. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxy will be voted for a substitute nominee or nominees designated by the Board or the number of directors may be reduced accordingly.

         The following table sets forth the name and current age of each nominee for director, the year he or she was first elected a director and his or her position(s) with the Company. The Company does not pay a fee to any third party to identify potential nominees. The Board has not received during the 120-day period between the end of the fiscal year and the date of the proxy, any recommended nominees from a stockholder owning more than 5% of the Company's stock for at least one year.

                                     Director
     Name                  Age        Since               Positions Held
--------------------------------------------------------------------------------
Zackary Irani              39         1997            Chairman of the Board and
                                                      Chief Executive Officer

Janet Moore                54         1997            Secretary, Chief Financial
                                                      Officer, and Director

Allen Barbieri             47         1999            Director

Francis R. Cano, Ph.D.     58         1999            Director

         Mr. Zackary Irani has been a Director of the Company, and has been serving as the Company's Chairman of the Board and Chief Executive Officer since April 29, 1997. Prior to that time, Mr. Irani served as the Company's Vice President of Business Development since July 1994. He has been an employee of the Company since 1986. Mr. Irani also serves as Chairman of the Board of Lancer Orthodontics, Inc. and served as Lancer's Chief Executive Officer from April 1997 until April 2004.

         Ms. Janet Moore has been a Director of the Company since April 29, 1997, and has been serving as the Company's Secretary and Treasurer since 1985. She has served as the Company's Chief Financial Officer since 1999. She has been an employee of the Company since 1976. Ms. Moore also serves as a director and Secretary of Lancer Orthodontics, Inc.

         Francis R. Cano, Ph.D. has served as a Director of the Company since June 1999. Since 2003 Dr. Cano has been serving as the Chief Executive Officer and Chairman of the Board of Vaxin, Inc. From 1996 to 1997, Dr. Cano served as Senior Vice President - Biotechnology of BDM, an information technology company. In 1996, Dr. Cano started the Cano Biotechnology Corp., where he worked with vaccine leaders (Aventis), small private and public biotechnology companies, venture groups and universities. From 1992 to 1996, he served as President and Chief Operating Officer of Aviron, a public biotechnology company focused on developing viral vaccines for disease prevention. Dr. Cano was also involved in developing a vaccine business at a division of American Cynamid Corporation. Dr. Cano also serves on the board of Lancer Orthodontics, Inc.

         Mr. Allen Barbieri has served as a Director of the Company since October 1999. Since April 2004 Mr. Barbieri has served as part-time, Chief Executive Officer of Lancer Orthodontics, Inc. From 1999 until the present time, Mr. Barbieri has also worked as a private investor. From 1998 to 1999, he served as President and Chief Financial Officer of Buy.com. From 1994 until 1998 Mr. Barbieri was President and Chief Executive Officer of Pacific National Bank.

The Board recommends a vote for the election of each of the nominated directors.

         The Board of Directors regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Board utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Committee through current directors, professional search firms, stockholders or other persons.

         Once the Board has identified a prospective nominee, the Board will evaluate the prospective nominee in the context of the then current composition of the Board of Directors and will consider a variety of other factors, including the prospective nominee's business, technology and industry, finance and financial reporting experience, and other attributes that would be expected to contribute to an effective Board of Directors. The Board seeks to identify nominees who possess a diligent range of experience, skills, areas of expertise, industry knowledge and business judgment. Successful nominees should have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The Board does not evaluate stockholder nominees differently than any other nominee.

         Our Board will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received within the time frame discussed below in this Proxy Statement under the heading "Stockholder Proposals." To be in proper form, the notice must, among other matters, include each nominee's written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee.

EXECUTIVE OFFICERS

         Mr. Francis Capitanio, age 61, has served as the President of the diagnostics division of Biomerica since July 10, 2000. Mr. Capitanio was President and Chief Executive Officer of Kalisto Biologicals, Inc. from 1997 until 2000. From 1980 until 1996, he was President and Chief Executive Officer of Diatech Diagnostics.


BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Board of Directors has a standing Audit and Compensation Committee. The Board of Directors held eight meetings during the year ended May 31, 2005. All directors attended 75% or more of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which the directors served during the year ended May 31, 2005.

Director Independence

         Our Board of Directors has determined that Dr. Francis Cano is "independent" within the meaning of Nasdaq Marketplace Rule 4200(a)(15) as adopted by the Nasdaq Stock Market, Inc. ("Nasdaq"). Mr. Zack Irani and Ms. Janet Moore were not deemed to be "independent" because of their respective employment relationships with us. Mr. Allen Barbieri was deemed to be "independent" until April 2004, at which time he became the Chief Executive Officer of our subsidiary, Lancer Orthodontics, and therefore is now deemed not to be independent.

COMPENSATION COMMITTEE

         The Compensation Committee is responsible for assisting the Board of Directors in discharging its responsibilities regarding the compensation of our employees and directors. The specific duties of the Compensation Committee include, among other matters: reviewing and approving executive compensation; evaluating our executive officers' performance; setting the compensation levels of our executive officers; setting our incentive compensation plans, including our equity-based incentive plans; and making recommendations to our Board of Directors regarding our overall compensation structure, policies and programs. During fiscal 2005 the compensation committee was comprised of Mr. Allen Barbieri and Dr. Francis Cano. One compensation committee meeting was held during the fiscal year ended May 31, 2005.

AUDIT COMMITTEE

         The Audit Committee is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements. In addition, the Audit Committee assists the Board of Directors in its oversight of our compliance with legal and regulatory requirements. The specific duties of the Audit Committee include, among others: monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting and legal compliance; selecting our independent auditor; monitoring the independence and performance of our independent auditor; and providing an avenue of communication among the independent auditor, our management and our Board of Directors. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all of our employees and to the independent auditor. The Audit Committee also has the ability to retain, at our expense and without further approval of the Board of Directors, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

         The Audit Committee met four times during fiscal 2005. The members of the Audit Committee are Mr. Barbieri and Dr. Cano. Our Board of Directors has determined that Dr. Cano is independent within the meaning of Nasdaq Rule 4200(a)(15) as well as the enhanced independence standards contained in Nasdaq Rule 4350(d) that relate specifically to members of audit committees.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee. The Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended May 31, 2005 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors.

/s/ Francis R. Cano                             /s/ Allen Barbieri
-------------------                             ------------------

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the total compensation earned by the Chief Executive Officer and all other executive officers who earned in excess of $100,000 per annum during the fiscal years ended May 31, 2005, 2004 and 2003.

                                              ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                       --------------------------------    --------------------------------
                                                                                   AWARDS           PAYOUTS
                                                                           ----------------------   -------
                                                                           RESTRICTED  SECURITIES                  ALL
                                                           OTHER ANNUAL       STOCK    UNDERLYING    LTIP         OTHER
NAME AND PRINCIPAL                     SALARY      BONUS   COMPENSATION     AWARD(S)     OPTIONS/   PAYOUTS    COMPENSATION
POSITION                      YEAR       ($)        ($)         ($)            ($)       SARS (#)     ($)           $
---------------------------------------------------------------------------------------------------------------------------
Zackary Irani,(1)             2005      83,000     -0-          -0-             -0-          -0-      -0-         -0-
    Chairman and Chief        2004      62,500     -0-          -0-             -0-          -0-      -0-         -0-
    Executive Officer         2003      60,000     -0-          -0-             -0-       75,000      -0-         -0-

Francis Capitanio, (2)        2005      79,101     -0-          -0-             -0-       25,000      -0-         -0-
    President, Diagnostics    2004      85,245     -0-          -0-             -0-          -0-      -0-         -0-
    Division                  2003     123,137     -0-          -0-             -0-       25,000      -0-         -0-

   (1) Of the salary for fiscal 2003, $46,668 was accrued and $13,332 was paid in cash. For fiscal 2003, Mr. Irani also received $32,885 in compensation from Lancer. Of the salary for fiscal 2004, $56,667 was accrued and $5,833 was paid in cash. For fiscal 2004, Mr. Irani also received $45,000 in compensation from Lancer. Of the salary for fiscal
         2005, $68,125 was accrued and $14,875 was paid in cash. Mr. Irani also received $31,154 in compensation from Lancer and $18,350 in the form of Lancer common stock.

   (2)   During fiscal years 2005 and 2004 Mr. Capitanio has worked part-time.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock options granted in the fiscal year ended May 31, 2005, to the Company's Chief Executive
Officer and President of Diagnostics.

                                   INDIVIDUAL GRANTS (1)

                                              Percent of
                                                 Total
                           Number of          Options/SARs
                          Securities           Granted to      Exercise or
                      Underlying Options/       Employees      Base Price
Name                   SARs Granted (#)      in Fiscal Year      ($/Sh)      Expiration Date
--------------------------------------------------------------------------------------------

Zackary Irani                 -0-                   -0-             -0-            -0-

Francis Capitanio           25,000                 10.9             0.40         4/18/09

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table presents information for the named executive officers in the Summary Compensation Table with respect to options exercised during fiscal 2005 and unexercised options held as of the end of the fiscal year.

                                       8



                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                    AND FISCAL YEAR END OPTION VALUES

                                                                 Number of Unexercised
                                                                      Securities                     Value of
                                                                      Underlying                    Unexercised
                             Shares                               Unexercised Options              In-The-Money
                            Acquired             Value          at Fiscal Year End (#)        at Fiscal Year End ($)
Name                     On Exercise(#)      Realized ($)      Exercisable/Unexercisable     Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------
Zackary Irani (1)              -0-               -0-                    282,083/0                   $47,600/$0

Francis Capitanio (1)          -0-               -0-                   71,000/18,750               $7,350/$2,250

---------------------

(1) Based on the closing price of $0.52 as of the last day of the fiscal year ended May 31, 2005.

COMPENSATION OF DIRECTORS

         Although not prohibited by the Company's Bylaws, directors receive no direct payment for their services as directors, but they have been, and may in the future be, granted options to purchase the Company's securities. The compensation of directors is subject to review and adjustment from time to time by the Board of Directors.

SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ended May 31, 2005, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company leases its primary facility under a non-cancelable operating lease expiring October 31, 2005. The facilities are owned and operated by four of the Company's shareholders, one of whom is an officer and director. The current monthly rent is $12,364. Management believes there would be no significant difference in the terms of the leases if they were with a third party. Total rent expense for this facility was approximately $148,000 and $150,000 during the years ended May 31, 2005 and 2004, respectively.

NOTES PAYABLE -SHAREHOLDER

         The Company entered into an agreement for a line of credit on September 12, 2000 with a shareholder whereby the shareholder would loan to the Company, as needed, up to $500,000 for working capital needs. The line of credit bore interest at 8%, was secured by accounts receivable and inventory, and expired September 13, 2003. In March 2004 the Company signed a note payable for the principal and interest due at that time of $313,318 and agreed to a forbearance of any payments for the length of the agreement. A warrant for 40,000 shares of restricted common stock exercisable at a price of $.51 per share was awarded as compensation for the forbearance. The note payable is secured by all the Company's assets except for the Lancer common stock that it owns. On November 19, 2004, the Company entered into an agreement entitled "Amendment of the Note, Loan and Modification Agreement" and "Amended and Restated Promissory Note" which were included as exhibits to the Form 10QSB filed April 14, 2004. The Amendment of the Note, Loan and Modification Agreement was filed as an exhibit to a Form 8K filed November 24, 2004. The agreement extended the maturity date of the note until August 31, 2005 and allows for minimum payments of $4,000 per month and additional contingent payments of up to $3,500 per month based on the Company's quarterly performance. Collateral remains the same under the Amendment. On August 20, 2005 the Company and the holder of the note payable agreed to an extension of the Note due date until September 1, 2006, at the same terms and conditions as the previous agreement. There was $297,087 of outstanding principal and $0 of interest payable under this line of credit at May 31, 2005.

         During 2005 and 2004, the Company incurred approximately $25,017 and $25,438, respectively, in interest expense related to the shareholder line of credit and loan.

         During 2004 and 2003, a shareholder loaned the Company $4,000 and $10,000, respectively. During June 2003 the $10,000 loan was repaid in the form of Company common stock at the price of $.25 per share. Interest for the fiscal year ended May 31, 2005 and 2004 was $320 and $219, respectively. At May 31, 2005, $1,979 was owed in interest payable on the two loans.

RENT EXPENSE

         Biomerica, Inc. leases facilities from an individual and a partnership owned by shareholders of the Company. Rent expense of approximately $148,000 and $150,000 was incurred during 2005 and 2004, respectively, for this lease. A further expense of approximately $15,310 has been included in accounts payable representing late fees, insurance and interest payable on outstanding rent. Rent payable at May 31, 2005 was approximately $89,000 and has been included in accounts payable in the consolidated balance sheet.

ACCRUED COMPENSATION

         Two officers, who are also shareholders of the Company, agreed to defer payment of a portion of their salaries. At May 31, 2005 approximately $300,482 of deferred officer's salary is included in accrued compensation in the accompanying consolidated financial statements.

         Included in accrued compensation as of May 31, 2005 is vacation accrual of $162,293. Of this, approximately $121,000 is due to the former chief executive officer's estate.

PRIVATE PLACEMENT

         During fiscal 2004 the Chief Executive Officer purchased 100,000 shares of restricted common stock with 100,000 warrants at a purchase price of $0.25 per share. The shares were paid for with $5,000 cash, $10,000 in reduction of note payable to him and $10,000 reduction in accrued salary.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Company's independent auditors for the fiscal years ended May 31, 2003 and 2002 were BDO Seidman, LLP ("BDO"). Effective May 29, 2004, the Company, upon approval of the audit committee of the Board of Directors of the Company, dismissed BDO. Effective May 29, 2004 the Company, upon approval of the audit committee of the Board of Directors, approved the appointment of PKF, Certified Public Accountants, A Professional Corporation, San Diego, as the Company's independent auditors for the fiscal year ended May 31, 2004.

         BDO last reported on the Company's financial statements on August 11, 2003. The report, which covered the two fiscal years ended May 31, 2003, was modified for going concern. BDO expressed substantial doubt as to the Company's ability to remain a going concern.

         The auditors' report of BDO Seidman on the consolidated financial Statements of Biomerica, Inc. and subsidiaries as of and for the years ended May 31, 2003 and 2002 contained the following paragraph:

"The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has historically reported net losses and negative cash flows from operations, which raise serious liquidity concerns. Management estimates that its available cash resources as of May 31, 2003 along with cost reductions will be sufficient to fund planned operations through May 31, 2004. These operating and liquidity issues, amongst other concerns, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1 to the accompanying consolidated financial statements. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern."

         The change of independent accountants was ratified by the Board of Directors of the Company on May 29, 2004.

         During the two fiscal years ended May 31, 2003 and the subsequent interim period through May 29, 2004, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to BDO's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         During the two fiscal years ended May 31, 2003 and subsequent interim period through May 29, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         During the two fiscal years ended May 31, 2003 and the subsequent interim period through May 29, 2004 BDO did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist.

         During the two fiscal years ended May 31, 2003 and the subsequent interim period through May 29, 2004, BDO did not advise the Company that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made BDO unwilling to be associated with the financial statements prepared by management.

         During the two fiscal years ended May 31, 2003 and the subsequent interim period through May 29, 2004, BDO did not advise the Company that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

         During the two fiscal years ended May 31, 2003 and the subsequent interim period through May 29, 2004, BDO did not advise the Company that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

         The Company engaged PKF, Certified Public Accountants, A Professional Corporation (San Diego) ("PKF") as its new independent accountant on May 29, 2004. Prior to May 29, 2004, the Company had not consulted with PKF regarding
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by PKF concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financials reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

         It is expected that a representative of the independent registered accounting firm of PKF San Diego, the Company's auditor for the fiscal year ended May 31, 2005 and 2004, and for the current fiscal year, will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires.

AUDIT FEES

         The aggregate fees billed for professional services rendered for audit and audit related fees of the Company's and subsidiaries' annual and quarterly financial statements for the year ended May 31, 2005 was $79,398.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by the principal accountants for professional services with respect to financial information systems design and implementation for the fiscal year ended May 31, 2005.

ALL OTHER FEES

         The aggregate fees billed for services rendered during the fiscal year ended May 31, 2005, for all other services was $0 for general consulting services, $6,197 for income tax return preparation.

         The audit committee has considered that the provision of the above services has not impaired the principal accountant's ability to maintain independence.

OTHER BUSINESS

         Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxy confers discretionary authority with respect to acting thereon, and the persons named in such Proxy intend to vote, act, and consent in accordance with their best judgment with respect thereto.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

         Our Board of Directors has adopted a policy that encourages our directors to attend our annual stockholder meetings. The annual meeting of stockholders held on November 19, 2004 was attended by all of our incumbent directors.

ANNUAL REPORT

         The Annual Report to Stockholders and Form 10-KSB covering the Company's fiscal year ended May 31, 2005 are being mailed to stockholders with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of the Proxy.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Our stockholders may communicate with our Board of Directors, a committee of our Board of Directors or a director by sending a letter addressed to the Board, a committee or a director c/o Corporate Secretary, Biomerica Inc., 1533 Monrovia Ave, Newport Beach, California 92663. All communications will be compiled by our corporate Secretary and forwarded to the Board of Directors, the committee or the director accordingly.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any eligible stockholder who desires to have a proposal considered for inclusion in our 2006 proxy solicitation materials, including director nominations, must cause their proposals to be received in writing by our Secretary at 1533 Monrovia Ave, Newport Beach, California 92663 no later than January 3, 2006. The Board of Directors will review new proposals from eligible stockholders if they are received in writing by January 3, 2006. Proposals must be submitted in accordance with our bylaws and must comply with Securities and Exchange Commission regulations promulgated under Rule 14a-8 of the Exchange Act of 1934, as amended.

         Any notice to the Secretary must include as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reason for conducting the business at the Annual Meeting, (b) the stockholder's name and address, as they appear on our records, (c) the class and number of shares which the stockholder beneficially owns, (d) any material interest of the stockholder in the business requested to be brought before the meeting and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent of the stockholder proposal.

         A stockholder's notice to the Secretary regarding a nomination for the election of directors must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the person's name, age, business address and residence address, (ii) the person's principal occupation or employment, (iii) the class and number of shares of capital stock beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and address of the stockholder, as they appear on our records, and (ii) the class and number of shares of stock that are beneficially owned by the stockholder on the date of the stockholder notice. If the Board of Directors so requests, any person nominated for election to the Board shall furnish to our Secretary the information required to be set forth in the notice of nomination pertaining to the nominee.

         Nothing in this section shall be deemed to require us to include in our proxy solicitation materials relating to any annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.


                                            By Order of the Board of Directors,

                                            /S/ ZACKARY S. IRANI,
                                            ------------------------------------
                                            Chairman and Chief Executive Officer


Newport Beach, California
September 28, 2005

                                 REVOCABLE PROXY
                 BIOMERICA, INC. ANNUAL MEETING OF STOCKHOLDERS
                                November 22, 2005

         The undersigned stockholder(s) of Biomerica, Inc., a Delaware corporation (the "Company") hereby nominates, constitutes and appoints Janet Moore, his, her or its true and lawful agent and proxy, with full power of substitution, to vote all the shares of stock of the Company which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 at 10:00 a.m., and any and all adjournments thereof, with respect to the matters described in the accompanying Proxy Statement, and, in her discretion, on such other matters which properly come before the Annual Meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1.  _________ FOR all nominees              _________ WITHHOLD AUTHORITY TO VOTE
              (Except as listed below)                (As to all nominees)

      Nominees:     Dr. Francis R. Cano; Zackary Irani; Allen Barbieri; Janet
                    Moore.

      Instructions: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

--------------------------------------------------------------------------------

             _____For              ____Against               ____Abstain

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
                      MAY BE REVOKED PRIOR TO ITS EXERCISE.
                      PLEASE SIGN AND DATE ON REVERSE SIDE.

         THE PROXY CONFERS AUTHORITY TO VOTE AND UNLESS SPECIFIED OTHERWISE SHALL BE VOTED FOR PROPOSAL 1 AND WILL BE VOTED BY THE PROXY HOLDER AT HIS, HER OR ITS DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING.

Dated:   ______________


--------------------------------------------
(Please Print Name)


--------------------------------------------
(Signature of Stockholder)


--------------------------------------------
(Please Print Name)


--------------------------------------------
(Signature of Stockholder)

(Please date this Proxy and sign your name as it appears on your stock certificate(s). Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

I (We) do                  do not
---------                  ------
expect to attend the meeting.